POWER OF ATTORNEY

 KNOW ALL MEN BY THESE PRESENTS: THAT I, William Cella, do
hereby appoint Phyllis Mesec, Lisa Florez, Sheryl Andersen, Cindy Cerda,
and Laurence A.Denny, each acting individually, my true and lawful attorneys for me and in my name for the purpose of:

 (1) Executing on my behalf any Initial Statement of Beneficial
Ownership of Securities on Form 3, any Statement of Changes in
Beneficial Ownership of Securities on Form 4, any Annual Statement of
Changes in Beneficial Ownership of Securities on Form 5 and any
additional forms that may be promulgated pursuant to Section 16 of the
Securities Exchange Act of 1934, as amended, or any amendments thereto, in connection with my transactions in shares of TiVo Inc. common stock and causing such forms to be filed with the U.S. Securities and Exchange
Commission, the NASDAQ and/or any other appropriate stock exchange; and

 (2) Taking any other action in connection with the foregoing which, in the opinion of any of such attorneys-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the forms executed by any of such attorneys-in-fact on behalf of the undersigned pursuant to the Power of
Attorney shall be in such form and shall contain such terms and conditions as any of such attorneys-in-fact may approve in their discretion.

 The undersigned acknowledges that:

 (1) Neither the foregoing attorneys-in-fact, in serving in
such capacity at the request of the undersigned, not TiVo Inc. are assuming any of the undersigned?s responsibilities to comply with
Section 16 of the Securities Exchange Act of 1934; and

 (2) This Power of Attorney authorizes, but does not require, any of the foregoing attorneys-in-fact to act in their discretion on information provided to such attorneys-in-fact without independent verification of such information.

 The undersigned hereby grants to each of the foregoing
attorneys-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or appropriate to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that any of such attorneys-in-fact, shall lawfully do or cause to be done by virtue of this Power of Attorney.

 This Power of Attorney shall remain in effect until revoked in writing by the undersigned.

 IN WITNESS WHEREOF, I have hereunto set my hand this 18th day of
February, 2009.

 /s/ William P. Cella